AMENDMENT NO. 1 dated as of March 28, 2006 (this "Amendment"), to the Pledge and Security and Intercreditor Agreement dated as of October 6, 2005 (the "Security Agreement"), among NEIMAN MARCUS, INC. (formerly Newton Acquisition, Inc.), a Delaware corporation, THE NEIMAN MARCUS GROUP, INC., a Delaware corporation, each Subsidiary Party from time to time party thereto, and CREDIT SUISSE, as administrative agent and as collateral agent for the Secured Parties.

A.     In accordance with the terms of the Existing Notes Indenture, the Borrower is required to equally and ratably secure the 2028 Debentures with that portion of the Collateral that constitutes Existing Notes Designated Collateral.

B.     In furtherance of the parties' original intention to limit the Collateral that secures the 2028 Debentures to the Existing Notes Designated Collateral, the Borrower has requested certain amendments to the Security Agreement as set forth herein.

C.     The Required Lenders concur with, and consent to, such amendments and, accordingly, the Agent is willing to enter into this Amendment to effectuate such amendments.

D.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Security Agreement.

E.     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  (a)  The second paragraph of Article II of the Security Agreement is hereby amended by:
(i)	inserting the following immediately prior to the period at the end of the second line thereof:

(ii)	inserting the following immediately prior to the period at the end of the second line thereof:

", and (B) with respect to the Existing Notes Secured Parties and Existing Notes Obligations, (i) in no event shall the Existing Notes Secured Parties have any rights in or with respect to any Collateral, or proceeds from Collateral, that is not Existing Notes Designated Collateral, (ii) the "Collateral" shall not include, nor shall the security interest attach to, any asset that does not constitute Existing Notes Designated Collateral and (iii) all references to "Collateral" when used in connection with the Existing Notes Secured Parties or the Existing Notes Obligations shall be limited to the Existing Notes Designated Collateral, and where applicable, proceeds of such Existing Notes Designated Collateral"

(b)

Section 7.1 of the Security Agreement is hereby amended by inserting the words "and subject in all respects to the last paragraph of Article II" immediately after the words "Section 5.4" in the fifth line thereof.

(c)

Section 11.8 of the Security Agreement is hereby amended by deleting the words "Section 10.02 of the Credit Agreement" in the seventh and eighth lines thereof and substituting therefor the words "Section 9.02 of the Term Loan Credit Agreement".

Section 2.    Effectiveness. This Amendment shall become effective as of the date set forth above on the date on which the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of the parties hereto.

Section 3.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 4.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

NEIMAN MARCUS, INC.

By:	/s/ Nelson A. Bangs

Name:	Nelson A. Bangs
Title:	Senior Vice President and General Counsel

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ Nelson A. Bangs

Name:	Nelson A. Bangs
Title:	Senior Vice President and General Counsel

EACH OF THE SUBSIDIARY PARTIES LISTED ON EXHIBIT A HERETO,

By:	/s/ Nelson A. Bangs

Name:	Nelson A. Bangs
Title:	Vice President

NM NEVADA TRUST,

By:	/s/ Nelson A. Bangs

Name:	Nelson A. Bangs
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Robert Hetu

Name:	Robert Hetu
Title:	Managing Director

By:	/s/ Cassandra Droogan

Name:	Cassandra Droogan
Title:	Vice President

Exhibit a

Subsidiary Parties

Bergdorf Goodman, Inc.
Bergdorf Graphics, Inc.
BergdorfGoodman.com, LLC
Neiman Marcus Holdings, Inc.
NEMA Beverage Corporation
NEMA Beverage Holding Corporation
NEMA Beverage Parent Corporation
NM Financial Services, Inc.
NMGP, LLC
Worth Avenue Leasing Company